UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ON TRACK INNOVATIONS LTD.

(Name of Registrant as Specified In Its Charter)

Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2022 (April 28, 2022)

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel	2069200
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

ISS and Glass Lewis, independent proxy advisory firms, both released their recommendation to vote FOR all proposals at the extraordinary general meeting of shareholders of On Track Innovations Ltd. (the “Company”) to be held on May 10, 2022 (the “Meeting”), and, in particular, to approve the Company’s proposed merger with Nayax Ltd. (“Nayax”). The Company believes this indicates a vote of confidence in the Company and the proposed merger.

In connection with the Meeting, the Company received a position notice from a number of the Company’s shareholders (the “Position Notice”). Although the Company is not subject to the requirements of the Israeli Companies Law 1999 relating to position notices, it voluntarily allows shareholders, in appropriate circumstances, to file a position notice. The Position Notice is attached hereto and incorporated by reference herein.

The Company’s Board of Directors rejects the content of the Position Notice and reserves the right to provide a response in the future.

Information about the Meeting and the proxy statement filed with the Securities and Exchange Commission is also available for viewing at the website maintained for the Meeting at www.proxyvote.com (as well as on the Company’s website at www.otiglobal.com/egm). We urge you to review the proxy statement and read for additional information about the contemplated Merger with Nayax.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Position Notice of Shareholders dated April 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: May 4, 2022	By:	/s/ Assaf Cohen
	Name:	Assaf Cohen
	Title:	Chief Financial Officer

2

Exhibit 99.1

April 28th, 2022

TO:

On Track Innovations Ltd.

5 Hatnufa St., Yokneam Industrial Zone

Yokneam, Israel, 2069200

Re: Shareholders Position Notice - extraordinary general meeting of On Track Innovations Ltd. (“OTI”)

The Position Notice below is being submitted on behalf of the following shareholders of OTI in connection with the Items included on the agenda of the extraordinary general meeting of OTI scheduled for May 10, 2022.

Name	Number of shares (thousands)

Sandy Leff	3,215

Amjad Khan	250

Massimo Giunta	110

Mark Brody	207

Jeffrey Altman	450

Shem-Tov Cohen	14

Norbert Hell	460

Ariel Lifshitz	1,320

Marshall Rapaport	207

Holger Mueller	1,075

Dr. Ralf Hammer	1,930

Anton Cindric	350

Andreas Siegl	372

Thomas Pott	100

Klaus Erfkämper	200

Andre Barabas	60

Michael Oldenkott	170

H. Strüber	920

S. Strüber	120

Ulli Göttler	400

Recep Aydin	40

Werner Didam	355

Klaus Böer	140

Norbert Wellmann	70

Hartmut Franke	1,351

Eric Herbst	30

Robert Goldenbaum	87

Dirk Lesmann	10

Stephan Schlett	60

Ove Martensen	130

Frederick Sondermann	40

Dario Barbarino	55

Luigina Barbarino	25

Sakellaris Vlamos	621

Peter Seegler	50

Jens Lüpke	60

Holger Lange	100

Lasse Wittke	34

Bernhard Zehetgruber	40

2

POSITION NOTICE

This Notice presents position of 39 shareholders, with aggregate holding of 20.5% of OTI shares.

We urge other shareholders to consider this position and vote as advised below. We urge shareholders to join us at opposed.proxy@gmail.com

We do not oppose Nayax Ltd.’s expression of interest in OTI and welcome a suitable partnership between the two companies. However, we strongly oppose the current $4.5 million consideration proposed. Our position, as significant and well-informed shareholders, is that the fair value of OTI is much higher.

We see it as an attempt to “squeeze out” minority shareholders, with questionable legality.

Reasons for our position:

1. The consideration of 5.94 cents per share, minus Israeli tax withholding, is not justifiable by any reasonable valuation method, nor does the Proxy pretend so. The Proxy does not explain how this Compensation was determined or negotiated. No fair value determination and no negotiations were done. Company did not make available any appraisal and the shareholders were not presented any “fairness opinion”, or at minimum, a self-appraisal by OTI. Latest funding event, oversubscribed, just nine months ago, was at 17.2 cents per share. Current proposal reflects valuation drop of two-thirds, seeming not to reflect Company’s fair value.

2. Proxy describes negotiation process to have consisted of just one(!) telephone conversation late evening, clearly not a proper and reasonable process for such transaction. We expect OTI’s management to negotiate such fundamental transaction in more careful and adequate manner.

3. For the right investor/partner, the high amount tax losses carry-forwards represent significant value which is expected to be reflected in Company’s valuation.

4. We urge the Company and the Company’s controlling shareholder to disclose any potential connections between them and Nayax and any affiliates thereof (including potential other transactions between them).

5. We understand OTI’s cash-flow needs; that can be addressed in various ways that do not terminally compromise shareholders’ interests, e.g. sale of asset(s), a new Offering, new strategic investor, PIPE, etc.

In summary, this deal was rashly structured, is not based on any objective standard valuation criteria, was not adequately negotiated, the proposed consideration does not reflect the Company’s fair value – therefore proposed transaction does not serve the Company’s and the Company’s shareholders best interests!

In addition, note Question 1b. is phrased in potentially misleading manner, as “double negative”. You may be inclined to vote Against (No) and disqualify. Read carefully.

25% opposition is sufficient to reject proposed deal! Vote against and join our 20.5%.

We intend to vote:

question 1a. Against

question 1b. Yes (read carefully!)

question 2. Against

question 3. Against

We urge other investors to consider this position and vote as advised above. We urge shareholders to join us at opposed.proxy@gmail.com

In addition, we note that shareholders holding OTIVF shares in non-USA bank/brokerage accounts have not received their control-numbered Proxy Cards from bank/brokerage and cannot vote. Therefore, we urge the Company to provide all shareholders with a Personal Proxy Card, as customary, and to delay the voting deadline accordingly.

3